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                                                                   Exhibit 10.48

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                             FISCAL AGENCY AGREEMENT

                                     between

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK
                                 as Fiscal Agent

                          ----------------------------

                          dated as of January 24, 1994

                          ----------------------------


                   $107,000,000 7 5/8% Surplus Notes due 2024

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                                TABLE OF CONTENTS

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                                                                            ----

                                    ARTICLE I
                                   DEFINITIONS

               1.1.   Definitions .....................................      1
               1.2.   Rules of Construction ...........................      5

                                   ARTICLE II
                                    THE NOTES

               2.1.   Form ............................................      6
               2.2    Form of Fiscal Agent's Certificate of
                       Authentication .................................      7
               2.3.   Execution and Authentication ....................      7
               2.4.   Registrar, Paying Agent, Depository and
                          Custodian ...................................      8
               2.5.   Payment on Notes ................................      9
               2.6.   Noteholder Lists ................................     11
               2.7.   Replacement Notes ...............................     11
               2.8.   Outstanding Notes ...............................     12
               2.9.   Treasury Notes ..................................     12
               2.10.  Temporary Notes .................................     13
               2.11.  Cancellation ....................................     13
               2.12.  Person Deemed Owner .............................     13

                                   ARTICLE III
                              PAYMENT RESTRICTIONS

               3.1.   Payment Restrictions ............................     14
               3.2.   Unpaid Amounts ..................................     14

                                   ARTICLE IV
                  TRANSFER AND EXCHANGE; TRANSFER RESTRICTIONS

               4.1.   Transfer and Exchange ...........................     15
               4.2.   ERISA Restrictions ..............................     20

                                    ARTICLE V
                                    COVENANTS


               5.1    Payment of Interest and Principal ...............     21
               5.2    Rule 144A Information ...........................     21
               5.3    Other Information ...............................     21


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                                                                            Page
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               5.4.   Corporate Existence .............................     22
               5.5.   Compliance with Investment Company Act ..........     22
               5.6.   Maintenance of Debt Service
                       Account ........................................     22


                                   ARTICLE VI
                 DEMUTUALIZATION, MERGER, CONSOLIDATION OR SALE
                                 BY THE COMPANY

               6.1.   Demutualization, Merger, Consolidation or
                       Sale of Assets .................................     22


                                   ARTICLE VII
                                    REMEDIES

               7.1.   Remedies ........................................     23
               7.2.   Restoration of Rights and Remedies ..............     24
               7.3.   Rights and Remedies Cumulative ..................     25
               7.4.   Delay or Omission Not Waiver ....................     25


                                  ARTICLE VIII
                                  SUBORDINATION

               8.1.    Subordination ..................................     25
               8.2.    Rehabilitation, Liquidation, Reorganization,
                        Conservation or Dissolution ...................     25
               8.3.    Distribution ...................................     26
               8.4.    Notice of Violation ............................     26
               8.5.    Rights of Noteholders ..........................     27

                                   ARTICLE IX
                                  FISCAL AGENT

               9.1.    Duties of Fiscal Agent .........................     27
               9.2.    Rights of Fiscal Agent .........................     28
               9.3.    Individual Rights of Fiscal Agent ..............     29
               9.4.    Fiscal Agent's Disclaimer ......................     29
               9.5.    Compensation and Indemnity .....................     29
               9.6.    Replacement of Fiscal Agent ....................     30
               9.7.    Successor Fiscal Agent, Agents by Merger,
                        Etc ...........................................     31
               9.8.    Eligibility ....................................     31
               9.9.    Appointment of Authenticating Agent ............     31


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                                    ARTICLE X
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

               10.1.    Without Consent of Holders ....................     34
               10.2.    With Consent of Holders .......................     35
               10.3.    Revocation and Effect of Consents .............     36
               10.4.    Notation on or Exchange of Notes ..............     37
               10.5.    Fiscal Agent to Sign Amendments, Etc ..........     37

                                   ARTICLE XI
                               MEETINGS OF HOLDERS

               11.1.  Purposes for Which Meetings May Be Called .......     37
               11.2.  Call, Notice and Place of Meetings ..............     37
               11.3.  Persons Entitled to Vote at Meetings ............     38
               11.4.  Quorum ..........................................     38
               11.5.  Action by Written Consent .......................     39
               11.6.  Determination of Voting Rights; Conduct and
                       Adjournment of Meetings ........................     39
               11.7.  Counting Votes and Recording Action of
                       Meetings .......................................     40

                                   ARTICLE XII
                                  MISCELLANEOUS

               12.1.  Notices .........................................     41
               12.2.  Governing Law ...................................     41
               12.3.  No Recourse Against Others ......................     42
               12.4.  Duplicate Originals .............................     42
               12.5.  Headings and Table of Contents ..................     42
               12.6.  Successor and Assigns ...........................     42
               12.7.  Separability ....................................     42
               12.8.  Legal Holidays ..................................     42


EXHIBIT A - FORM OF NOTE CERTIFICATE

EXHIBIT B - FORM OF NOTE IN GLOBAL FORM

EXHIBIT C - CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
            OF TRANSFER OF NOTES


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                      FISCAL AGENCY AGREEMENT, dated as of January 24, 1994,
         between GENERAL AMERICAN LIFE INSURANCE COMPANY, a mutual life insurance corporation organized under the laws of the State of Missouri (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as Fiscal Agent (together with any successor as Fiscal Agent hereunder, the "Fiscal Agent").

                      Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 7 5/8% Surplus Notes due 2024 (the "Notes"):

                                   ARTICLE I
                                  DEFINITIONS

                            SECTION 1.1 Definitions



                      In this Agreement, unless the context otherwise requires;

                      "Agent" means any Registrar, Paying Agent, Co-Registrar or Custodian;

                      "Agreement" means this Agreement, as amended or supplemented from time to time;

                      "Beneficial Holder" means each participant in the Depository that holds an interest in a Note, as indicated in the Participants List;

                      "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee of the Board;

                      "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions are authorized or required by law or executive order to close in St. Louis, Missouri or in New York, New York;

                      "Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of the Code shall include any successor Code section;

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                      "Company Order" means any request, instruction, order or
           directive signed by at least two Officers;

                      "Co-Registrar" has the meaning set forth in Section 2.4;

                      "Custodian" has the meaning set forth in Section 2.1;

                      "Debt Service Account" means the account established and maintained during the term of the Notes equal to the amount of interest expected to accrue annually on the Notes.

                      "Depository" means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in
           Section 2.4(c) as the Depository with respect to the Notes, until a successor shall have been appointed and becomes such pursuant to the applicable provisions of this Agreement, and, thereafter, "Depository" shall mean such successor;

                      "DTC" means The Depository Trust Company;

                      "Event of Default" means an event described in Section 7.1(a) or (b);

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended;

                      "Holder" or "Noteholder" means the person in whose name a
           Note is registered on the Registrar's books;

                      "Indebtedness" means any of the following (i) all existing or future indebtedness of the Company for borrowed money; (ii) all existing or future indebtedness for borrowed money of other persons, the payment of which as guaranteed by the Company; (iii) all existing or future obligations of the Company under any agreement obligating the Company to cause another person to maintain a minimum level of net worth, or satisfy any financial ratio requirement or otherwise to ensure the solvency of such person; or (iv) any expense or any claim or amount, to the extent that payment of interest on and principal of the Notes is required by law to be subordinated to the prior payment thereof; provided that Indebtedness does not include (x) any surplus or contribution


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           notes or similar obligations of the Company issued after the date of issuance of the Notes or (y) any indebtedness of the Company which by its express terms is subordinated in right of payment to, or ranks pari passu with, the Notes;

                      "Initial Purchasers" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc., each as initial purchaser under the Purchase Agreement, dated January 14, 1994, with the Company;

                      "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act.

                      "Interest Payment Date" shall mean each January 15 and July 15 commencing July 15, 1994;

                      "Maturity Date" means January 15, 2024;

                      "Missouri Department" means the Department of Insurance of the State of Missouri or such successor governmental body or authority from time to time;

                      "Missouri Director" means the Director of Insurance of the State of Missouri, or such governmental officer, body or authority as may after the date hereof succeed to such Director as the primary regulator of the Company's financial condition under applicable law;

                      "Notes" means the 7 5/8% Surplus Notes due 2024 described above issued, authenticated and delivered under this Agreement;

                      "Officer" means the Chairman, the President, any Vice President, the Chief Financial Officer, Secretary or Treasurer of the Company;

                      "Officers' Certificate" means a certificate signed by at least two Officers;

                      "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Fiscal Agent. The counsel may be an employee of or counsel to the Company;


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                       "Participants List" means the list furnished by the
          Depository showing persons that have a beneficial interest in the Notes evidenced by any Note in global form held by the Depository and the amount of such interest;

                      "Paying Agent" has the meaning set forth in Section 2.4;

                      "Payment Restrictions" means the payment restrictions on the Notes set forth in Article III herein;

                      "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof;

                      "Policy Claims" means all existing or future claims of policyholders or beneficiaries, as the case may be, under any and all existing or future policies, endorsements, riders and other contracts of insurance, annuity contracts, including, without limitation, guaranteed investment contracts, and funding agreements issued, assumed or renewed by the Company on or prior to the date hereof or hereafter created and all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Company in the applicable separate accounts;

                      "Prior Claims" means all claims, other than Policy Claims or Indebtedness, which, pursuant to Section 375.1218 of Mo. Rev. Stat., have priority over claims with respect to the Notes;

                      "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act;

                      "Record Date" means, for interest payable on any Scheduled Interest Payment Date (i) where the relevant Interest Payment Date is January 15, the preceding January 1 and (ii) where the relevant Interest Payment Date is July 15, the preceding July 1;

                      "Registrar" has the meaning set forth in Section 2.4;


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                      "Responsible Officer" means any officer or assistant
           officer of the Fiscal Agent assigned by the Fiscal Agent to administer the transactions contemplated hereby;

                      "Restricted Note" means any Note that bears or is required to bear the legend set forth in Section 4.1 (b);

                      "Scheduled Maturity Date" means the first day on or following the Maturity Date on which the Company has satisfied all the Payment Restrictions;

                      "Scheduled Interest Payment Date" means the first day on or following each Interest Payment Date on which the Company has satisfied all the Payment Restrictions;

                      "Securities Act" means the Securities Act of 1933, as amended;

                      "Special Surplus Account" means the account established and maintained by the Company so long as any of the Notes are outstanding to report all outstanding principal indebtedness on the Notes;

                      "Stated Rate" means a rate of interest equal to 7 5/8% per annum; and

                      "Unassigned Funds (Surplus)" means the total of lines 33 and 34 of the "Liability, Surplus and Other Funds" page of the Company's annual and quarterly statements filed with the statements filed with the state insurance regulatory authorities.

                                 SECTION 1.2.     Rules of Construction.
           In this Agreement, unless the context otherwise requires:

               (1) a term has the meaning assigned to it;

               (2) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement and the forms of Note included as Exhibits hereby as a whole, and not to any particular Article, Section or other subdivision;


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               (3) "or" is not exclusive;

               (4) words in the singular include the plural, and words in the plural include the singular;

               (5) provisions apply to successive events and transactions; and

               (6) any reference to a party includes its successors from time to time.

                                   ARTICLE II

                                    THE NOTES

                     SECTION 2.1. Form. Notes sold by the Initial Purchasers to Institutional Accredited Investors shall be issued in definitive, fully-registered and certificated form (each a "Note Certificate" and collectively the "Note Certificates") and shall be substantially in the form of Exhibit A, which is part of this Agreement, and all of the provisions of which shall be deemed to be included in this Agreement. Each Note initially issued in the form of a Note Certificate shall be registered in such names and denominations as designated by the Initial Purchasers. The Notes may have notations, legends or endorsements required by law, securities exchange rule or usage. Each Note shall be dated the date of its authentication.

                     The Notes sold by the Initial Purchasers to QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") shall be represented initially by a global Note, substantially in the form of Exhibit B, which is part of this Agreement, and all of the provisions of which shall be deemed to be included in this Agreement. The global Note shall be deposited with a Person (which may be the Fiscal Agent) appointed by the Company to act as custodian for the Depository (the "Custodian") and registered in the name of the Depository or a nominee thereof.

                     The global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and


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          that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges. Any endorsement of a Note in global form to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Fiscal Agent or the Custodian, at the direction of the Fiscal Agent, in such manner and upon written instructions given by the Holder thereof. Payment of interest on and principal of any global Note shall be made to the Holder thereof.

                     The Notes and beneficial interests therein shall be issuable in minimum denominations of (i) $250,000 and integral multiples of $1,000 in excess thereof if initially sold to an Institutional Accredited Investor and (ii) $1,000 and integral multiples of $1,000 in excess thereof if initially sold to a QIB.

                      SECTION 2.2. Form of Fiscal Agent's Certificate of Authentication. The Fiscal Agent's certificate of authentication shall be in substantially the following form:

                     This is one of the Notes of a series issued under the within-mentioned Fiscal Agency Agreement.

            Dated:                            THE BANK OF NEW YORK,
                                                 as Fiscal Agent


                                            By: ________________________________
                                                 Authorized Signatory

                      SECTION 2.3. Execution and Authentication. Any two Officers shall sign the Notes on behalf of the Company by manual or facsimile signature.

          If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

          A Note shall not be valid until authenticated by the manual signature of the Fiscal Agent. The Fiscal Agent's signature shall be conclusive evidence that the Note has been authenticated under this Agreement.


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                      The Fiscal Agent shall authenticate Notes for original
          issue in the aggregate principal amount of $107,000,000 upon a Company Order. The aggregate principal amount of Notes outstanding at any time may not exceed the sum of (i) $107,000,000 and (ii) the principal amount of lost, destroyed or stolen Notes for which replacement Notes are issued pursuant to Section 2.7.

                      Pursuant to Section 9.9 hereof, the Fiscal Agent may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Fiscal Agent may do so, other than upon original issuance or pursuant to Section 2.7. Except as stated in the immediately preceding sentence and in Section 9.9, each reference in this Agreement to authentication by the Fiscal Agent includes authentication by such agent.

                     SECTION 2.4. Registrar, Paying Agent, Depository and Custodian. (a) The Company shall appoint itself or another Person to maintain an office or agency where Notes may be presented for registration of transfer or exchange (the Company or such other Person being referred to, in such capacity, as the "Registrar"). As set forth in Article IV hereof, the Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-Registrars (each, a "Co-Registrar") and may act as Co-Registrar. The Company initially appoints the Fiscal Agent to act as Registrar.

                      (b) The Company shall appoint itself or another Person to maintain an office or agency where Notes may be presented for payment (the Company or such other Person being referred to, in such capacity, as the "Paying Agent"). The term "Paying Agent" includes any additional paying agent. The Company initially appoints the Fiscal Agent to act as Paying Agent.

                      (c) The Company shall appoint one or more other Persons to act as Depository with respect to any Notes issued in global form. The Company initially appoints DTC to act as Depository with respect to the Notes in global form. As set forth in Section 4.1(d) hereof, the Company may, in certain circumstances, appoint a successor Depository, and may at any time determine that the Notes issued in the form of global Notes shall no longer be represented by such global Notes.


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                      (d) The Company shall appoint itself or one or more other
           Persons to act as Custodian with respect to any Notes issued in global form. The Company initially appoints the Fiscal Agent to act as Custodian with respect to the Notes in global form.

                      (e) The Company shall notify the Fiscal Agent of the name and address of the Depository and of any Agent not a party to this Agreement, and shall give the Fiscal Agent at least 30 days' written notice prior to changing the Depository or any such Agent.

                      SECTION 2.5. Payment on Notes. (a) The Company, subject to the Payment Restrictions, shall provide to the Paying Agent, in immediately available funds on or prior to 12:00 noon, New York time, on each Scheduled Interest Payment Date or the Scheduled Maturity Date, such amount, in U.S. dollars, as is necessary to make such payment as is due, and the Company hereby authorizes and directs the Paying Agent from funds so provided to it to make or cause to be made payment of the interest on and principal of the Notes in the manner, at the times and for the purposes set forth herein and in the text of the Notes; provided that (1) any approved payment of interest on the Notes may be made by check mailed to the persons (the "registered owners") in whose names such Notes are registered on the register maintained pursuant to Section 4.1 hereof at the close of business on the relevant Record Date and (2) the Company will not provide any such funds to the Paying Agent prior to such time as the relevant payment of interest or principal is approved by the Missouri Director. Payments of interest on or principal of the Notes may be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Notes, by wire transfer to an account maintained by the registered owner with a bank if such registered owner so elects by giving written notice to the Paying Agent, not less than 15 days (or such fewer days as the Paying Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such Holder with respect to such Notes shall remain in effect with respect to any future payments with respect to such Notes payable to such Holder. The Company shall pay any reasonable


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           administrative costs in connection with making any such payments.

                       (b) The Company shall use its best efforts to obtain the approval of the Missouri Director for the payment by the Company of interest on and principal of the Notes on the Interest Payment Dates and the Maturity Date, and, in the event any such approval has not been obtained for any such payment at or prior to the relevant Interest Payment Date or Maturity Date, as the case may be, continue to use its best efforts to obtain such approval promptly thereafter. Not less than 45 days prior to each Interest Payment Date and the Maturity Date, the Company will seek the approval of the Missouri Director to make each payment, in whole or in part, of interest on and principal of the Notes, respectively. If the Missouri Director approves a payment of interest on or principal of the Notes in an amount that is less than the full amount of interest on or principal of the Notes then scheduled to be paid in respect of the Notes, payment of such partial amount shall be made pro rata among Noteholders as their interests may appear. In addition, the Company shall notify or cause to be notified in writing each Holder and the Fiscal Agent no later than five Business Days prior to each Interest Payment Date and the Maturity Date in the event that the Missouri Director has not then approved the making of any such payment or partial payment on such date, and thereafter will promptly notify in writing each Holder and the Fiscal Agent in the event that the Company shall have failed to make any such payment on any such date.

                       (c) Interest on each Note shall be paid on each Scheduled Interest Payment Date to the Holder of such Note at the close of business on the Record Date for the relevant Interest Payment Date. Principal of the Notes shall be payable only against presentation and surrender thereof at the principal office of the Paying Agent, or at such other location of a Paying Agent as the Company shall have otherwise instructed the Fiscal Agent in writing.

                      (d) Whenever a Scheduled Interest Payment Date or the Scheduled Maturity Date is not a Business Day, then such payment need not be made on such date but shall be made on the next succeeding Business Day, and (provided such payment is made on such next succeeding Business


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          Day) no interest shall accrue on the amount of such payment from and after such date to such next succeeding Business Day. If such payment is not so made in full on such Scheduled Interest Payment Date or the Scheduled Maturity Date (or, pursuant to this Section 2.5(d), such next succeeding Business Day), interest will continue to accrue, to the extent permitted by law, on such unpaid interest or principal at the Stated Rate.

                      (e) The Company shall require each Paying Agent other than the Fiscal Agent to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Fiscal Agent all money held by the Paying Agent for the payment of interest on or principal of the Notes, and will notify the Fiscal Agent in writing of any failure by the Company to make any such payment. Until any such failure has been remedied, the Fiscal Agent may require a Paying Agent to pay all money held by it to the Fiscal Agent. In the event the Company wishes to terminate the Fiscal Agent's appointment as Paying Agent, the Company shall provide ten days' prior written notice to the Fiscal Agent that the Fiscal Agent's appointment to act as Paying Agent is so terminated and the Fiscal Agent may conclusively rely on such notice. The Company at any time may require a Paying Agent to pay all money held by the Paying Agent to the Fiscal Agent. Upon doing so the Paying Agent shall have no further liability for the money so paid.

                     SECTION 2.6. Noteholder Lists. The Fiscal Agent shall preserve in as current a form as is reasonably practicable a list of the names and addresses of Noteholders. If the Fiscal Agent is not the Registrar, the Company shall furnish to the Fiscal Agent not less than five business days prior to each Interest Payment Date and at such other times as the Fiscal Agent may request in writing a list in such form and as of such date as the Fiscal Agent may reasonably require of the names and addresses of Noteholders.

                      SECTION 2.7. Replacement Notes. If any Note shall be mutilated, destroyed, lost or stolen, the Company shall, upon the written request of the Holder of such Note, issue and execute, and the Fiscal Agent shall authenticate and deliver, in replacement thereof, a replacement Note payable to and registered in the name of such Holder and in the same principal amount as the Note


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          so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, the Holder shall surrender such Note to the Fiscal Agent. If the Note has been destroyed, lost or stolen, the Holder of such Note shall furnish to the Company and the Fiscal Agent
          (i) satisfactory evidence of such Holder's ownership of such Note,
          (ii) satisfactory evidence of the destruction, loss or theft of such Note and (iii) such security or indemnity as may be required by the Company and the Fiscal Agent to save harmless the Company and the Fiscal Agent. Upon the issuance of a replacement Note pursuant to this Section, the Holder requesting such replacement Note shall pay to the Fiscal Agent a sum sufficient to cover any transfer tax or governmental charge payable in connection with the issuance of such replacement Note. Any Note issued pursuant to this Section shall be registered with the Registrar.

                     Every replacement Note shall be an additional obligation of the Company.

                     SECTION 2.8. Outstanding Notes. The Notes outstanding at any time are all Notes authenticated by the Fiscal Agent (or an authenticating agent appointed pursuant to Section 2.2) except for those cancelled by the Fiscal Agent, those delivered to the Fiscal Agent for cancellation, those reductions in the interests in a global Note effected by the Fiscal Agent hereunder, and those described in this Section as not outstanding.

                     A Note does not cease to be outstanding because the Company holds the Note.

                      If a Note is replaced pursuant to Section 2.6, it ceases to be outstanding unless the Fiscal Agent receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

                     SECTION 2.9. Treasury Notes. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company shall be disregarded, except that for the purposes of determining whether the Fiscal Agent shall be protected in relying on any such direction, waiver or consent, only Notes which the Fiscal Agent knows are so owned shall be so disregarded.


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                      SECTION 2.10. Temporary Notes. Until Note Certificates are
          ready for delivery, the Company may prepare and execute and the Fiscal Agent shall authenticate temporary Notes. The temporary Notes shall be substantially in the form of Note Certificates, with such variations as the Company and the Fiscal Agent may consider appropriate. Every temporary Note shall be executed by the Company and authenticated by the Fiscal Agent, and registered by the Registrar, upon the conditions, and with like effect, as a Note Certificate. Without unreasonable delay, the Company shall prepare and execute and the Fiscal Agent shall authenticate Note Certificates in exchange for temporary Notes. Prior to such exchange, such temporary Notes shall constitute Note Certificates for all purposes of this Agreement.

                      SECTION 2.11. Cancellation. The Company at any time may deliver Notes to the Fiscal Agent for cancellation. The Registrar and Paying Agent shall promptly forward to the Fiscal Agent any Notes surrendered to them for registration of transfer, exchange or payment. The Fiscal Agent shall cancel all Notes surrendered for registration of transfer, exchange, payment or cancellation and, subject to the Fiscal Agent's internal policies, may destroy cancelled Notes and deliver a certificate of such destruction to the Company, unless the Company directs the Fiscal Agent to deliver cancelled Notes to the Company. The Company may not issue new Notes to replace Notes that it has paid or delivered to the Fiscal Agent for cancellation.

                     SECTION 2.12. Person Deemed Owner. Prior to due presentment for transfer, the Company, the Fiscal Agent, the authenticating agent, if any, and any Agent may treat the Holder as the owner of such Note for the purpose of receiving payment of interest on and principal of such Note and for all other purposes whatsoever, and neither the Company, the Fiscal Agent, the authenticating agent, nor any other Agent shall be affected by notice to the contrary.

                                   ARTICLE III

                              PAYMENT RESTRICTIONS

                      SECTION 3.1. Payment Restrictions. Except as set forth in
          Section 8.2(3) of this Agreement, each payment of interest on or principal of the Notes may be made only (i) with the approval of the Missouri Director, which approval will be granted only when the Missouri Director is satisfied that the financial condition of the Company warrants such payment, (ii) with respect to the payment of interest on the Notes, only out of Unassigned Funds (Surplus), and
          (iii) with respect to the payment of principal on the Notes, only out of Unassigned Funds (Surplus), the Special Surplus Account and the Debt Service Account. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the Stated Rate. Interest will not, however, accrue on interest with respect to which the Scheduled Interest Payment Date has been delayed following the Interest Payment Date.

                     SECTION 3.2. Unpaid Amounts. Subject to Section 2.5(d), any payment of interest on or principal of any Note which is not punctually paid or duly provided for on the relevant Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of such Note on the relevant Record Date, and such Unpaid Amount, together with accrued interest thereon (if any) to the extent provided in Section 2.5(d) hereof, will instead be payable to the registered owner of such Note on a subsequent special record date. The Company shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Company shall mail to each Holder of the Notes and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay, upon receipt of immediately available funds, the amount of interest or principal to be so paid to each Holder of the Notes in the manner set forth in Section 2.5(a).

                                   ARTICLE IV

                  TRANSFER AND EXCHANGE; TRANSFER RESTRICTIONS

                       SECTION 4.1. Transfer and Exchange. (a) When Note Certificates are presented to the Registrar with a request to register the transfer of such Note Certificates or to exchange such Note Certificates for an equal principal amount of Note Certificates of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Note Certificates surrendered for transfer or exchange (A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney, duly authorized in writing and (B) in the case of Restricted Notes in certificated form only, shall be accompanied by the following additional information and documents, as applicable:

                        (i) if such Restricted Note is being exchanged, without
                transfer, a certification from such Holder to that effect (in substantially the form of Exhibit C hereto); or

                        (ii) if such Restricted Note is being transferred to a
                QIB in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144(k) or Regulation S under the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto).

                      To permit registrations of transfers and exchanges, the Company shall execute and the Fiscal Agent (or an authenticating agent appointed pursuant to Section 9.9) shall authenticate and deliver Note Certificates at the Registrar's request, and upon written direction of the Company. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange.

                      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

                       (b) Except as permitted by this Section 4.1(b), each certificate evidencing the Notes in global form and each of the Note Certificates (and all securities issued in exchange therefore or substitution thereof) shall bear a legend in substantially the following form:

                      THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF
                GENERAL AMERICAN LIFE INSURANCE COMPANY THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE SECURITIES ACT OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE SECURITIES ACT (IF AVAILABLE) OR (2) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a) (1), (2), (3) OR
                (7) UNDER THE SECURITIES ACT, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                      Upon any request for sale or other transfer of a Restricted Note (including any Restricted Notes represented by a Note in global form) made subsequent to the later of the date which is three years after the date of original issuance of the Notes and the last date on which the Company or an affiliate of the Company within the meaning of Rule 144 under the Securities Act was the Holder of such Restricted Note and with respect to which a certification substantially in the form of Exhibit C hereto is furnished by the transferor, (i) in the case of any Restricted Note in certificated form, the Registrar shall permit the Holder thereof to exchange such Restricted Note for Note Certificates that do not bear the legend set forth above and such request shall be effective to rescind any restriction on the further transfer of such Note, and (ii) any such Restricted Notes represented by a Note in global form shall not be subject to any restriction on transfer set forth above; and in each such case, such Notes (whether in certificated or global form) shall no longer constitute "Restricted Notes" for purposes of this Agreement. The Registrar and the Company shall be entitled (but not obligated) to require such additional certificates and information as it may reasonably deem necessary to demonstrate that any sale or other transfer of a Restricted Note is made in compliance with the applicable restrictions set forth above.

                       (c) Notwithstanding any other provisions of this Agreement or the Notes, a global Note shall not be exchanged in whole or in part for a Note registered in the name of any person other than the Depository or a nominee thereof, provided that a global Note may be exchanged for Notes registered in the names of any person designated by the Depository in the event that (i) the Depository has notified the Company that it is unwilling or unable to continue as Depository for such global Note and the Company has not appointed a successor Depository within 60 days of receiving such notice, or such Depository has ceased to be a "clearing agency" registered under the Exchange Act, (ii) an Event of Default has occurred and is continuing,
          (iii) a request is made in accordance with Section 4.1(f), or (iv) the Company, at its sole discretion, determines that the Notes issued in the form of a global Note shall no longer be represented by such global Note. Any global Note exchanged pursuant to clause (i) or (iv) above shall be so exchanged in whole and not in part and any global Note exchanged pursuant to clause (ii) or (iii) above may be exchanged in whole or from time to time in part as directed by the Depository. Any Note issued in exchange for a global Note or any portion thereof shall be a global Note, provided that any such Note so issued that is registered in the name of a person other than the Depository or a nominee thereof shall not be a global Note.

                      (d) If at any time the Depository for the Notes notifies the Company that it is unwilling or unable to continue as Depository for the Notes, the Company may within 60 days of receiving such notice appoint a successor Depository with respect to the Notes.

                      (e) If in accordance with Section 4.1(c) Notes in global form will no longer be represented by a global Note, the Company will execute, and the Fiscal Agent, upon receipt of a Company Order for the authentication and delivery of Note Certificates, will authenticate and deliver, Note Certificates in an aggregate principal amount equal to the principal amount of the Notes in global form, in exchange for such Notes in global form.

                      If a Note Certificate is issued in exchange for any portion of a global Note after the close of business at the office or agency where such exchange occurs on any Record Date and before the opening of business at such office or agency on the next succeeding Scheduled Interest Payment Date, interest will not be payable on such Scheduled Interest Payment Date in respect of such Note Certificate, but will be payable on such Scheduled Interest Payment Date only to the person to whom interest in respect of such portion of such global
          Note is payable in accordance with the provisions of this Agreement.

                      Note Certificates issued in exchange for a Note in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Fiscal Agent. Upon execution and authentication, the Fiscal Agent shall deliver such Note Certificates to the Persons in whose names such Notes are so registered.

                      (f) Any Person having a beneficial interest in Notes in global form may upon request exchange its interest in the Notes in global form for a Note Certificate at any time by giving at least 60 days' prior written notice to the Fiscal Agent in accordance with the Depository's customary procedures. Upon receipt by the Registrar and the Fiscal Agent of (i) written or electronic instruc-tions from the Depository or its nominee on behalf of any Person having a beneficial interest in Notes in global form, identifying such Person as a Beneficial Holder and specifying the amount of such Person's interest, (ii) a written order of such Person requesting issuance of a Note Certificate and containing registration instructions, and (iii) in the case of Restricted Notes only, a certification from such Person in substantially the form of Exhibit C hereto, the Fiscal Agent or the Custodian, at the direction of the Fiscal Agent, will cause, in accordance with the standing instructions and procedures existing between the Depository and the Custodian, the aggregate principal amount of the Notes in global form to be reduced and, following such reduction, the Company will execute and, upon receipt of a Company Order for the authentication and delivery of a Note Certificate, the Fiscal Agent will authenticate and deliver to such Person, as the case may be, a Note Certificate.

                       A Note Certificate may be exchanged by the Holder at any time for a beneficial interest in Notes in global form or transferred by the Holder at any time in accordance with Rule 144A to a QIB wishing to hold the Notes in global form upon satisfaction of the requirements set forth below. Upon receipt by the Registrar and the Fiscal Agent of a Note Certificate, duly endorsed or accompanied by appropriate instruments of exchange or transfer, as the case may be, in form satisfactory to the Registrar, together with (a) certification from the Holder, substantially in the form of Exhibit C hereto, that such Note Certificate is either being exchanged for a beneficial interest in Notes in global form or being transferred to a QIB in accordance with Rule 144A and (b) written instructions from the Holder surrendering such Note Certificate for a beneficial interest in Notes in global form or transferring Notes to a QIB in accordance with Rule 144A, directing the Fiscal Agent to make, or to direct the Custodian to make an endorsement on the Note in global form to reflect an increase in the aggregate principal amount of the Notes represented by the Note in global form, the Fiscal Agent shall cancel such Note Certificate and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Custodian, the aggregate principal amount of Notes in global form to be increased accordingly.

                       (g) At such time as all interests in a Note in global form have either been exchanged for Note Certificates or cancelled, such Note in global form shall be cancelled by the Fiscal Agent in accordance with the standing procedures and instructions existing between the Depository and the Custodian. At any time prior to such cancellation, if any interest in a global Note is exchanged for Note Certificates or cancelled, the principal amount of Notes represented by such Note in global form shall, in accordance with the standing procedures and instructions existing between the Depository and the Custodian, be reduced and an endorsement shall be made on such Note in global form, by the Fiscal Agent or the Custodian, at the direction of the Fiscal Agent, to reflect such reduction.

                       (h) Notwithstanding anything in this Agreement to the contrary, (i) all transfers and exchanges of the Notes may be made only in accordance with the procedures set forth in this Agreement (including the restrictions on transfer), (ii) all Notes, whether issued in certificated or global form, shall be registered as to interest and principal with the Registrar, (iii) the transfer of a Note may be effected only by the surrender of the old Note and either the reissuance by the Company of the old Note to the new Holder or the issuance by the Company of a new Note to the new Holder, and (iv) the transfer and exchange of a beneficial interest in a Note issued in global form may only be effected through the Depository in accordance with the procedures promulgated by the Depository.

                      SECTION 4.2. ERISA Restrictions. No employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the prohibited transaction provisions of the Code, as to which the Company is a party in interest or a disqualified person (each a "Plan"), and no Person acting on behalf of a Plan, may acquire any Note or interest therein, unless such acquisition is exempt under one or more of Prohibited Transaction Exemptions 84-14, 90-1 or 91-38 (or any amendment thereof) or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any Person of a Note constitutes a representation by such Person to the Company and the Fiscal Agent that such Person either (i) is not a Plan or (ii) is a

          Plan, and may acquire such Note under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The restrictions on purchases of the Notes set forth in this Section are in addition to those set forth in Section 4.1 hereof and under applicable law.

                                    ARTICLE V

                                    COVENANTS

              SECTION 5.1. Payment of Interest and Principal. The Company will duly and punctually pay or cause to be paid the interest on and principal of the Notes in accordance with, and subject to, the terms of the Notes and this Agreement.

              SECTION 5.2. Rule 144A Information. So long as the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or Beneficial Holder, the Company shall promptly furnish or cause the Fiscal Agent to furnish (if such information has been provided to the Fiscal Agent) to such Holder, or to a prospective purchaser of such Note or interest designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") to permit compliance with Rule 144A in connection with resales of the Notes; provided, however, that the Company shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (x) the date of original issuance of such Note (or any predecessor Note) or (y) the date such Note (or any predecessor Note) was last held by the Company or an affiliate of the Company within the meaning of Rule 144 under the Securities Act. So long as the Company is required to furnish Rule 144A Information as set forth herein, the Company shall notify the Fiscal Agent in writing if at any time it becomes subject to Section 13 or l5(d) of the Exchange Act.

              SECTION 5.3. Other Information. The Company shall deliver (or shall cause the Fiscal Agent to deliver) to each Holder, upon written request, promptly after such items are available, one copy of [(i) each annual report to policyholders of the Company,] (ii) each Annual Statement, as filed by the Company with the Missouri Department, in the form generally made available by the Company to the public and (iii) Quarterly Statutory-Basis Financial Statements of the Company, as filed by the Company with the Missouri Department.

                      SECTION 5.4. Corporate Existence. Subject to Article VI, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or that not preserving such right or franchise is in the best interests of the policyholders of the Company and, in each case, that any such action is effected only in a manner which does not adversely affect the interests of any Noteholder in any material respect.

                      SECTION 5.5. Compliance with Investment Company Act. So long as any of the Notes are outstanding, the Company will not take any action that would cause the Company to cease to be an "insurance company" as defined in the Investment Company Act of 1940, as amended.

                      SECTION 5.6. Maintenance of Debt Service Account. So long as any of the Notes are outstanding, the Company will maintain the Debt Service Account.

                                   ARTICLE VI

                  DEMUTUALIZATION, MERGER, CONSOLIDATION OR SALE
                                 BY THE COMPANY

                      SECTION 6.1. Demutualization, Merger, Consolidation or Sale of Assets. (a) The Company shall not convert itself from a mutual life insurance company into a stock life insurance company (such conversion, a "demutualization"), merge or consolidate with or into any other Person or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless (i)
           (A) in the case of a merger or consolidation, the Company is the surviving corporation or (B) in the case of a merger or consolidation where the Company is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor is a corporation organized and existing under the laws of the United States or a state thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Company under the Notes and the Fiscal Agency Agreement; (ii) at the time of any such demutualization, merger or consolidation, or such sale, conveyance, transfer, or other disposition, the Company shall not have failed to make payment of interest on or principal of the Notes after having received the Missouri Director's prior approval to make such payment; and (iii) the Company shall have delivered to the Fiscal Agent an Officers' Certificate stating that such demutualization, merger, consolidation, sale, conveyance, transfer or other disposition complies with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with. In the event of the assumption by a successor corporation of the obligations of the Company as provided in clause (i) (B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Notes and all such obligations of the Company shall terminate.

                      (b) Upon any demutualization, merger, consolidation or any transfer of all or substantially all of the assets, of the Company in accordance with this Section, the successor corporation formed by such consolidation or demutualization or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement and under the Notes with the same effect as if such successor corporation had been named as the Company herein.

                                   ARTICLE VII

                                    REMEDIES

                      SECTION 7.1. Remedies. Holders of the Notes may enforce the Fiscal Agency Agreement or the Notes only in the manner set forth below (an event described in either Section 7.1(a) or 7.1(b) is referred to herein as an "Event of Default").

                      (a) In the event that any state or federal agency shall obtain an order or grant approval for the rehabilitation, liquidation, reorganization, conservation or dissolution of the Company, the Notes will, upon the obtaining of such an order or the granting of such approval, immediately become payable in full without any action on the part of the Fiscal Agent or any Holder, with payment thereon being subject to the Payment Restrictions and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Fiscal Agency Agreement or the Notes, in no event shall the Fiscal Agent or any Holder of the Notes be entitled to declare the Notes to be immediately mature or otherwise be immediately payable.

                      (b) In the event that the Missouri Director approves in whole or in part a payment of any interest on or principal of any Notes and the Company fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of the Fiscal Agent or any Holder.

                      (c) In the event that the Company fails to perform any of its other obligations hereunder or under the Notes, each holder of the Notes may pursue any available remedy to enforce the performance of any provision of the Fiscal Agency Agreement or such Notes, provided, however, that such remedy shall in no event include the right to declare the Notes immediately payable. A delay or omission by any Noteholder in exercising any right or remedy accruing as a result of the Company's failure to perform its obligations hereunder or under the Notes and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Company. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.

                      SECTION 7.2. Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case the Company and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Holders shall continue as though no such proceeding had been instituted.

                      SECTION 7.3. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                      SECTION 7.4. Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right or remedy accruing pursuant to this Article shall impair any such right or remedy or constitute a waiver thereof or an acquiescence therein. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Holders.

                                  ARTICLE VIII

                                  SUBORDINATION

                      SECTION 8.1. Subordination. The Company agrees, and each Noteholder by accepting a Note agrees, that the indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Policy Claims, Indebtedness and Prior Claims.

                      SECTION 8.2. Rehabilitation, Liquidation, Reorganization, Conservation or Dissolution. Upon any distribution to creditors of the Company in a rehabilitation, liquidation, reorganization, conservation or dissolution relating to the Company or its property:

                      (1) holders of Policy Claims, Indebtedness and Prior
                Claims shall be entitled to receive payment in full, in cash or in a manner satisfactory to the holders of such Policy Claims, Indebtedness and Prior Claims, of all Policy Claims, Indebtedness and Prior Claims before Noteholders shall be entitled to receive any payments of interest on or principal of the Notes;

                      (2) until the Policy Claims, Indebtedness and Prior Claims have been paid in full in cash or in a manner satisfactory to the holders of such Policy Claims, Indebtedness and Prior Claims, any distribution to which Noteholders would be entitled but for this Article shall be made to holders of Policy Claims, holders of Indebtedness and holders of Prior Claims as their interests may appear, except that Noteholders may receive securities that are subordinated to Policy Claims, Indebtedness and Prior Claims to at least the same extent as the Notes; and

                       (3) after payment in full of all Policy Claims,
                Indebtedness and Prior Claims, and prior to any payment to any Person in respect of such Person's ownership interest in the Company, the Noteholders shall be entitled to receive, notwithstanding clause (ii) of Section 3.1, payment in full of all amounts due under this Agreement and the Notes.

                     A distribution may consist of cash, securities or other property.

                      SECTION 8.3. Distribution. If a distribution is made to Noteholders that, because of this Article, should not have been made to them, the Noteholders who receive the distribution shall hold it in trust for holders of Policy Claims, Indebtedness and Prior Claims and pay it over to them as their interests may appear.

                      SECTION 8.4. Notice of Violation. The Company shall promptly notify the Fiscal Agent and the Paying Agent of any facts known to the Company that would cause a payment of interest on or principal of the Notes to violate this Article.

                      SECTION 8.5. Rights of Noteholders. (a) Nothing in this Article shall (i) impair, as between the Company and Noteholders, the obligation of the Company which is, subject to the Payment Restrictions, absolute and unconditional to pay interest on and principal of the Notes in accordance with their terms; (ii) affect the relative rights of Noteholders and creditors of the Company other than holders of Policy Claims, Indebtedness or Prior Claims; or (iii) prevent the Fiscal Agent or any Noteholder from exercising any available remedies upon a breach by the Company of its obligations hereunder, subject to the rights of holders of Policy Claims, Indebtedness or Prior Claims to receive distributions otherwise payable to Noteholders.

                      (b) Each Noteholder, by acceptance thereof, authorizes and directs the Fiscal Agent on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

                                   ARTICLE IX

                                  FISCAL AGENT

                      SECTION 9.1. Duties of Fiscal Agent. (a) The Fiscal Agent acts under this Agreement solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with the Holders of the Notes, except that all funds held by the Fiscal Agent for the payment of interest on or principal of, and any other amounts with respect to, the Notes shall be held in trust but need not be segregated from other funds, except as required by law, and shall be applied as set forth herein and in the Notes. The Fiscal Agent need perform only those duties that are specifically set forth in this Agreement and no others.

                      (b) In the absence of gross negligence or bad faith on its part, the Fiscal Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Fiscal Agent and conforming to the requirements of this Agreement. However, the Fiscal Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement, but need not verify the accuracy of the contents thereof.

                      (c) The Fiscal Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proven that the Fiscal Agent was grossly negligent in ascertaining the pertinent facts.

                      (d) Except as provided in Section 9.8 and Article X of this Agreement, no provision of this Agreement shall require the Fiscal Agent to expend, risk or maintain its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                     SECTION 9.2. Rights of Fiscal Agent. (a) In the absence of gross negligence or bad faith, the Fiscal Agent may rely and shall be protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Fiscal Agent need not investigate any fact or matter stated in the document.

                      (b) Before the Fiscal Agent acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Fiscal Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                      (c) The Fiscal Agent shall not be liable for any action it takes or omits to take in good faith without gross negligence which
          (i) is taken pursuant to any Company Order addressed and delivered to the Fiscal Agent or (ii) the Fiscal Agent otherwise believes to be authorized or within its rights or powers.

                      (d) The Fiscal Agent may consult with counsel of its choice, which may be counsel to the Company, and the advice of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith without gross negligence and in accordance with the advice or opinion of such counsel.

                      (e) The Fiscal Agent shall not be bound and shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under this Agreement.

                      (f) The Fiscal Agent shall not be required to give any bond or surety in respect of the execution of its powers or in respect of this Agreement.

                      SECTION 9.3. Individual Rights of Fiscal Agent. The Fiscal Agent in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights the Fiscal Agent would have if it were not Fiscal Agent. Any Agent may do the same with like rights.

                      SECTION 9.4. Fiscal Agent's Disclaimer. The Fiscal Agent makes no representation as to the validity or adequacy of this Agreement or the Notes, shall not be accountable for the Company's use of the proceeds from the sale of the Notes or the use or application of any money received by any Paying Agent other than the Fiscal Agent, and shall not be responsible for any statement in the Notes other than the Fiscal Agent's certificate of authentication.

                      SECTION 9.5. Compensation and Indemnity. The Company shall from time to time pay to the Fiscal Agent compensation for its services as agreed in writing by the Company from time to time. The Fiscal Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Fiscal Agent, within 45 days after receiving written request therefor, for all reasonable out-of-pocket disbursement fees and expenses incurred by the Fiscal Agent in connection with the performance of its duties under this Agreement, including, without limitation, those incurred in connection with the enforcement of any remedy hereunder or the interpretation of any provision hereunder. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Fiscal Agent's agents and counsel.

                      The Company shall indemnify the Fiscal Agent for, and hold it harmless against, any loss or liability incurred by it in connection with its acting as Fiscal Agent under this Agreement. The Fiscal Agent shall promptly notify the Company of any claim for which the Fiscal Agent may seek indemnity, including costs and expenses of defending itself against any claim for liability arising from the exercise or performance of any of its powers or duties hereunder. The Company need not pay for any settlement made without its consent.

                      The Company need not reimburse any expense or indemnify against any lose or liability incurred by the Fiscal Agent through its gross negligence or bad faith.

                      The Fiscal Agent shall have a lien or right of set-off on all funds hereunder for reasonable fees and expenses (including fees and expenses of its agents and counsel) incurred as a result of performance of its duties hereunder.

                     The obligations of the Company under this Section shall survive payment of all the Notes or the resignation or removal of the Fiscal Agent, as the case may be.

                     SECTION 9.6. Replacement of Fiscal Agent. A resignation or removal of the Fiscal Agent and appointment of a successor Fiscal Agent shall become effective only upon the successor Fiscal Agent's acceptance of appointment as provided in this Section.

                      The Fiscal Agent may resign at any time by giving 60 days' prior written notice thereof to the Company. Either the Company or the Holders of a majority in principal amount of the Notes may remove the Fiscal Agent at any time by giving written notice thereof to the Fiscal Agent and, in the case where removal is at the election of the Holders of a majority in principal amount of the Notes, to the Company.

                      If the Fiscal Agent resigns or is removed or if a vacancy exists in the office of Fiscal Agent for any reason, the Company shall promptly appoint a successor Fiscal Agent. Within one year after the successor Fiscal Agent takes office, the Holders of a majority in principal amount of the Notes may appoint a successor Fiscal

          Agent to replace the successor Fiscal Agent appointed by the Company.

                      If a successor Fiscal Agent does not take office within 60 days after the retiring Fiscal Agent resigns or is removed, the retiring Fiscal Agent, the Company or the Holders of at least 10% in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent.

                      If the Fiscal Agent fails to comply with Section 9.8, any Noteholder or Beneficial Holder may petition any court of competent jurisdiction for the removal of the Fiscal Agent and the appointment of a successor Fiscal Agent.

                      A successor Fiscal Agent shall deliver a written acceptance of its appointment to the retiring Fiscal Agent and to the Company. Thereupon the retiring Fiscal Agent shall transfer all property held by it as Fiscal Agent to the successor Fiscal Agent, the resignation or removal of the retiring Fiscal Agent shall become effective, and the successor Fiscal Agent shall have all the rights, powers and duties of the Fiscal Agent under this Agreement. The successor Fiscal Agent shall mail a notice of its succession to Noteholders.

                      SECTION 9.7. Successor Fiscal Agent, Agents by Merger, Etc. If the Fiscal Agent or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its fiscal agency business to, another corporation, the successor corporation without any further act shall be the successor Fiscal Agent or Agent, as the case, may be.

                      SECTION 9.8. Eligibility. The Fiscal Agent shall have a combined capital and surplus of at least $100 million as set forth in its most recent annual report to its shareholders.

                      SECTION 9.9. Appointment of Authenticating Agent. The Fiscal Agent may appoint an authenticating agent or agents with respect to the Notes (each an "Authenticating Agent") which shall be authorized to act on behalf of the Fiscal Agent to authenticate the Notes whenever the Fiscal Agent may do so, other than upon original issuance or pursuant to Section 2.7, and Notes so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Fiscal Agent hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Fiscal Agent, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Agreement to the authentication of the Notes by the Fiscal Agent or the Fiscal Agent's certificate of authentication, such reference shall be deemed to include authentication, and delivery on behalf of the Fiscal Agent by an Authenticating Agent and a certificate of authentication executed on behalf of the Fiscal Agent by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,500,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Fiscal Agent or the Authenticating Agent.

                      An Authenticating Agent for the Notes may at any time resign by giving written notice of resignation to the Fiscal Agent. The Fiscal Agent may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Fiscal Agent may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Noteholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of the Section.

                      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

                      If an appointment with respect to one or more series is made pursuant to this Section, the Notes of such series may have endorsed thereon, in addition to or in lieu of the Fiscal Agent's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                      This is one of the Notes of a series issued under the within-mentioned Fiscal Agency Agreement.

          Dated: ___________           THE BANK OF NEW YORK,
                                            as Fiscal Agent


                                       By: _________________________
                                             as Authenticating Agent


                                       By: ___________________________
                                             Authorized Signatory

          Sections 9.2, 9.4 and 9.5 shall be applicable to any Authenticating Agent.

                                    ARTICLE X

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                      SECTION 10.1. Without Consent of Holders. The Company and the Fiscal Agent may amend or supplement this Agreement or the Notes without the consent of any Noteholder for the purpose of:

                      (1) adding to the covenants of the Company for the
                benefit of the Noteholders; or

                      (2) surrendering any right or power conferred on the
                Company: or

                      (3) securing the Notes; or

                      (4) evidencing the succession of another corporation to
                the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Notes, as permitted by this Agreement and the Notes; or

                      (5) modifying the restrictions on, and procedures for,
                resale and other transfers of the Notes to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in the practices relating to the resale or transfer of restricted securities generally; or

                      (6) accommodating the issuance, if any, of Note
                Certificates or Notes in book-entry form and matters related thereto which do not adversely affect the interests of any Noteholder in any material respect; or

                      (7) curing any ambiguity or correcting or supplementing
                any defective provision herein or in the Notes in a manner which does not adversely affect the interests of any Noteholder in any material respect; or

                      (8) effecting any amendment which the Company and the
                Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interests of any Noteholder.

                      SECTION 10.2. With Consent of Holders. The Company and the Fiscal Agent may amend or supplement this Agreement or the Notes (i) with the written consent of the Noteholders of at least a majority in aggregate principal amount of the Notes or (ii) upon the adoption of a resolution, at a meeting of Holders held pursuant to Article XI at which a quorum is present, by the Holders of not less than a majority in principal amount of the Notes. In addition, the Holders of a majority in aggregate principal amount of the Notes may waive compliance by the Company with any provision of this Agreement or the Notes, either by written consent or by affirmative vote at a meeting of Holders as described above. Without the written consent or affirmative vote of each Noteholder affected, no amendment, supplement or waiver under this Section may:

                      (1) change the dates for payment of interest on, or the stated maturity date of the principal of, any Note;

                      (2) reduce the interest rate on, or the principal amount of, any Note;

                      (3) change the place or currency of payment of interest on or principal of any Note;

                      (4) change the Company's obligations under Section 5.2 hereof;

                      (5) impair any right to institute suit for the enforcement of any payment, if such payment has been approved by the Missouri Director, on or with respect to any Note;

                      (6) modify the subordination provisions in a manner adverse to the Noteholders;

                      (7) reduce the percentage in principal amount of Notes, the consent of whose Holders is required for modification or amendment of this Agreement or the Notes or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided thereby to be made, taken or given;

                      (8) reduce the percentage of aggregate principal amount of outstanding Notes that constitutes the quorum at any meeting of Noteholders at which a resolution is adopted; or

                      (9) change the Payment Restrictions in a manner adverse to any Noteholder.

                      In addition, without the prior approval of the Missouri Director, no amendment, supplement or waiver under this Section may change the Payment Restrictions in any manner.

                      It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. The Company may establish, by delivery of an Officers' Certificate to the Fiscal Agent, a record date for determining Noteholders of record entitled to give any consent or waiver.

                      After an amendment or supplement under this Section becomes effective, the Fiscal Agent shall mail to Noteholders a notice briefly describing the amendment or supplement. Any failure of the Fiscal Agent to mail each such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or supplemental agreement.

                      SECTION 10.3. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the written consent as to such Note or portion of a Note if a Responsible Officer of the Fiscal Agent receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder. Notwithstanding the foregoing, if a record date has been established for the purpose of determining Noteholders entitled to consent, such written notice of revocation must be signed by the Noteholder of record as of the record date or his duly appointed proxy.

                      SECTION 10.4. Notation on or Exchange of Notes. The Fiscal Agent may place an appropriate notation relating to an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue, and the Fiscal Agent shall authenticate, new Notes that reflect the amendment, supplement or waiver.

                      SECTION 10.5. Fiscal Agent to Sign Amendments, Etc. In executing, or accepting the additional obligations created by, any supplemental agreement permitted by this Article or the modifications thereby of the obligations created by this Agreement, the Fiscal Agent shall be entitled to receive, and (subject to Section 9.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

                      The Fiscal Agent shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights of the Fiscal Agent. If the amendment or supplement does adversely affect the Fiscal Agent's rights, the Fiscal Agent may, but need not, sign it.

                                   ARTICLE XI

                               MEETINGS OF HOLDERS

                      SECTION 11.1. Purposes for Which Meetings May Be Called.
           A meeting of Holders of the Notes may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be made, given or taken by Holders of the Notes.

                      SECTION 11.2. Call, Notice and Place of Meetings. The
            Company may at any time, and at the written request and direction of the Holders of at least 25% of the aggregate principal amount of the Notes at any time, the Fiscal Agent shall on behalf of such Holders, call a meeting of Holders of the Notes for any purpose specified in Section
          11.1 hereof. Each such meeting shall be held at such time and at such place in New York, New York or St. Louis, Missouri as the Company or the Holders calling such meeting shall determine. Notice of any such meeting of Holders of the Notes, setting forth the time and the place of such meeting and, in general terms, the action proposed to be taken at such meeting, shall be given by the Company to the Fiscal Agent and the Holders of the Notes, or by the Fiscal Agent (on behalf and at the direction of the Holders calling the meeting) to the Company and the Holders of the Notes, not less than 30 nor more than 60 days prior to the date fixed for the meeting. If the Fiscal Agent shall not have given notice of any meeting as directed by the requisite Holders within 21 days after receiving such direction, such Holders may call a meeting of the Holders generally by giving written notice thereof to the Company, the Fiscal Agent and the Holders of the Notes in the manner described above.

                      SECTION 11.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of the Notes, a Person shall be (i) a Holder of the Notes or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more of the Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Fiscal Agent and its counsel, and any representatives of the Company and its counsel.

                      SECTION 11.4. Quorum. At any meeting of the Holders of the Notes, a majority in aggregate principal amount of the Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of the Notes, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
          Section 11.2, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

                      Any action taken at any meeting of Holders of the Notes duly held in accordance with this Section, if taken by the Holders of an aggregate principal amount of the Notes required for such action by this Agreement, shall be binding on all the Holders of the Notes, whether or not present or represented at the meeting.

                      SECTION 11.5. Action by Written Consent. Any action required or permitted to be taken by the Holders of the Notes may be effected by consent in writing by such Holders of the Notes.

                      SECTION 11.6. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Agreement, the Company may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Notes in regard to proof of the holding of the Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without other proof.

                      (b) The Company shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Holders of the Notes, in which case the Holders of the Notes calling the meeting shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Notes represented at the meeting.

                      (c) At any meeting each Holder of a Note or proxy therefor shall be entitled to one vote for each $1,000 principal amount of the Notes held or represented by such Holder; provided that no vote shall be cast or counted at any meeting in respect of any Note ruled by the chairman of the meeting to be not outstanding or otherwise not entitled to vote. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

                      (d) Any meeting of Holders of the Notes duly called pursuant to Section 11.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Notes represented at the meeting, and such meeting may be held as so adjourned without further notice.

                      SECTION 11.7. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of the Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of the Notes or of their representatives by proxy and the principal amounts and serial numbers, if applicable, of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of the Notes shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken at such meeting and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section
          11.2 and, if applicable, Section 11.4 hereof. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to each of the Company and the Fiscal Agent, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be presumptive evidence of the matters therein stated.

                                   ARTICLE XII

                                  MISCELLANEOUS

                      SECTION 12.1. Notices. Any notice or communication to the Company or the Fiscal Agent by the other shall be duly given if in writing and delivered in person or mailed by first class mail addressed as follows:

                If to the Company:

                            General American Life Insurance Company
                            700 Market Street
                            St. Louis, Missouri 63101
                            Attention:   David Terzog
                            Telephone:   (314) 444-0451
                            Facsimile:   (314) 444-0726

                If to the Fiscal Agent:

                            The Bank of New York
                            101 Barclay Street
                            New York, New York 10286
                            Attention:   Corporate Trust Administration
                            Telephone: (212) 815-2745
                            Facsimile: (212) 815-5915

                        The Company or the Fiscal Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

                        Any notice or communication to a Noteholder shall be mailed by first-class mail to its address as shown on the register kept by the Registrar. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If the Company mails a notice or communication to Noteholders, it shall mail a copy to the Fiscal Agent and each Agent at the same time.

                        If a notice or communication is mailed in the manner provided above within the time prescribed it is duly given, whether or not the addressee receives it.

                        SECTION 12.2. Governing Law. This Agreement and the Notes shall be governed by and construed in accordance with the laws of the State of New York, except the provisions regarding the Payment Restrictions set forth in Section 3.1, which shall be governed by, and construed in accordance with, the laws of the State of Missouri.

                         SECTION 12.3. No Recourse Against Others. No director, officer, employee, member or policyholder, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                        SECTION 12.4. Duplicate Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is sufficient to prove this Agreement.

                        SECTION 12.5. Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                        SECTION 12.6. Successor and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successor and assigns, whether so expressed or not.

                        SECTION 12.7. Separability. In case any provision of this Agreement or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                        SECTION 12.8. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open either in New York City, St. Louis, Missouri, or in the city where the principal corporate office of the Fiscal Agent is located. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                              GENERAL AMERICAN LIFE
                                                INSURANCE COMPANY

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title: Executive Vice President
                                                   and Treasurer


                                              THE BANK OF NEW YORK,
                                               as Fiscal Agent

                                              By:_______________________________
                                                 Name:
                                                 Title:

                         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                              GENERAL AMERICAN LIFE
                                                INSURANCE COMPANY

                                              By:_______________________________
                                                  Name:
                                                  Title:


                                              THE BANK OF NEW YORK,
                                               as Fiscal Agent

                                              By:/s/ W.T. Cunningham
                                                 -------------------------------
                                                 Name: W.T. CUNNINGHAM

                                                 Title: VICE PRESIDENT

                       EXHIBIT A - FORM OF NOTE CERTIFICATE

                                 (Face of Note)

          CUSIP No.___________                                    $___________

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                          7 5/8% Surplus Note due 2024

                      GENERAL AMERICAN LIFE INSURANCE COMPANY, a mutual life insurance corporation organized under the laws of the State of Missouri, promises to pay to __________ or registered assigns, the principal sum of $___________ on the first business day on or after __________, ____ on which the Payment Restrictions (as defined on the reverse hereof) are satisfied.

                      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                      IN WITNESS WHEREOF, GENERAL AMERICAN LIFE INSURANCE COMPANY has caused this Note to be signed by its duly authorized officers and its corporate seal to be affixed hereto or imprinted hereon.

                                            GENERAL AMERICAN LIFE
                                              INSURANCE COMPANY


                                      By:_________________________________
                                              Name:
                                              Title:

                                      By:_________________________________
                                              Name:
                                              Title:
         Dated: ____________

                         Certificate of Authentication:

                      This is one of the Notes of a series issued under the within-mentioned Fiscal Agency Agreement.

         Dated: __________                       THE BANK OF NEW YORK,
                                                    as Fiscal Agent

                                                 By_______________________
                                                   Authorized Signatory

                                (Reverse of Note)

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                          7 5/8% Surplus Note due 2024

                      THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A
                TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

                      THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF
                GENERAL AMERICAN LIFE INSURANCE COMPANY THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE SECURITIES ACT OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE SECURITIES ACT (IF AVAILABLE) OR (2) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)(1), (2), (3) OR
                (7) UNDER THE SECURITIES ACT, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                      1. Interest. GENERAL AMERICAN LIFE INSURANCE COMPANY ("General American"), a mutual life insurance corporation organized under the laws of the State of

           Missouri, promises to pay interest on the principal amount of this Note at the rate of 7 5/8% per annum. General American will pay interest semi-annually on January 15 and July 15 of each year, commencing July 15, 1994 (or if later, in each case, on the first day following such date on which the Payment Restrictions are satisfied) to holders of Notes at the close of business on the relevant record dates specified in paragraph 2 below. Interest on the Notes will accrue from the most recent date to which interest has been paid or if no interest has been paid, from January 24, 1994. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                      2. Method of Payment. General American will pay interest on the Notes to the persons who are registered holders of Notes at the close of business on the January 1 or July 1 next preceding the Interest Payment Date (including Notes that are cancelled after the record date and on or before the Interest Payment Date). Holders must surrender Notes to a Paying Agent to collect payments of principal. General American will pay interest and principal in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, General American may pay interest and principal by check payable in such money. It may mail an interest check to a Holder's registered address. Payments of interest on or principal of the Notes may be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Notes, by wire transfer to an account maintained by the registered owner with a bank. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest on the amount payable on such payment date shall accrue for the intervening period.

                      3. Paying Agent; Registrar. Initially, The Bank of New York (the "Fiscal Agent") will act as Paying Agent and Registrar. General American may change any Paying Agent, Registrar or co-registrar by giving notice to the Fiscal Agent. General American may act as Paying Agent, Registrar or co-registrar.

                      4. Agreement. General American issued this Note as one of a duly authorized issue of Notes of General American designated as its 7 5/8% Surplus Notes due 2024 (the "Notes") under a Fiscal Agency Agreement, dated as of January 24, 1994 (the "Agreement"), between General American and the Fiscal Agent. The terms of the Notes include those stated in the Agreement. The Notes are subject to all such terms, and Noteholders are referred to the Agreement for a statement of such terms. Unless the context otherwise requires, terms used herein that are defined in the Agreement shall have the respective meanings assigned thereto in the Agreement.

                       5. Payment Restrictions. (a) Except as set forth in
           Section 8.2(3) of the Agreement relating to the rehabilitation, liquidation, reorganization, conservation or dissolution of General American, each payment of interest on or principal of the Notes may be made only (i) with the approval of the Missouri Director, which approval will be granted only when the Missouri Director is satisfied that the financial condition of the Company warrants such payment, and (ii) only out of Unassigned Funds (Surplus), the Special Surplus Account and the Debt Service Account. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the Stated Rate. Interest will not, however, accrue on interest with respect to which the Scheduled Interest Payment Date has been delayed following the Interest Payment Date. If the Missouri Director approves a payment of interest on or principal of the Notes in an amount that is less than the full amount of interest on or principal of the Notes then scheduled to be paid in respect of the Notes, payment of such partial amount shall be made pro rata among Noteholders as their interests may appear.

                      (b) Subject to Section 2.5(d) of the Agreement, any payment of interest on or principal of any Note which is not punctually paid or duly provided for on the relevant Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of such Note on the relevant Record Date, and such Unpaid Amount, together with accrued interest thereon (if any) to the extent provided in Section 2.5(d) of the Agreement, will instead be payable to the registered owner of such Note on a subsequent special record date. The Company shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Company shall mail to each Holder of the Notes and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each

          Holder of the Notes in the manner set forth in Section 2.5(a) of this Agreement.

                       6. ERISA Restrictions. No employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the prohibited transaction provisions of the Code, as to which General American is a party in interest or a disqualified person (each a "Plan"), and no Person acting on behalf of a Plan, may acquire this Note, unless the acquisition of the Note is exempt under one or more of Prohibited Transaction Exemptions 84-14, 90-1 or 91-38 (or any amendment thereof) or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any Person of this Note constitutes a representation by such Person to General American and the Fiscal Agent that such Person either (i) is not a Plan or (ii) is a Plan, but may acquire such Note under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code.

                        7. Subordination. The Notes are subordinated to Policy Claims, Indebtedness and Prior Claims, in each case as defined in the Agreement. To the extent provided in the Agreement, Policy Claims, Indebtedness and Prior Claims must be paid in full before the Notes may be paid. General American agrees, and each Noteholder by accepting a Note agrees, to the subordination provisions contained in the Agreement and authorizes the Fiscal Agent to give effect to such provisions, and each Noteholder appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

                       8. Denominations, Transfer, Exchange. Certain of the Notes were initially represented by Notes issued in global form. Such global Note represents such of the outstanding Notes as shall be specified therein or endorsed thereon in accordance with the Agreement. The Note Certificates are in registered form without coupons in minimum denominations of $250,000 and whole multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Agreement. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Agreement.

                        9. Persons Deemed Owners. The Holder of a Note may be treated as its owner for all purposes.

                         10. Amendment, Supplement, Waiver. Subject to certain exceptions set forth in Section 10.2 of the Agreement, the Agreement or the Notes may be amended or supplemented, with the consent of General American and the Holders of a majority in aggregate principal amount of the Notes, and any existing default may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the Notes. Without the consent of any Noteholder, the Agreement or the Notes may be amended, inter alia, to cure any ambiguity or correct any defective provision, to evidence the succession of another entity to General American and provide for assumption of General American's covenants and obligations under the Agreement and the Notes or to make any change that the Fiscal Agent and General American determine is necessary or desirable and which shall not materially adversely affect the rights of any Noteholder all as set forth in Section 10.1 of the Agreement.

                       11. Fiscal Agent Dealings With General American. The Fiscal Agent under the Agreement, in its individual, or any other capacity, may make loans to, accept deposits from, and perform services for General American and may otherwise deal with General American as if it were not Fiscal Agent.

                       12. No Recourse Against Others. A director, officer, employee or member, as such, of General American shall not have any liability for any obligations of General American under the Notes or the Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                       13. Authentication. This Note shall not be valid until authenticated by the manual signature of the Fiscal Agent or an Authenticating Agent on the face hereof.

                       14. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
          Act).

                      15. Governing Law. The laws of the State of New York shall govern the Agreement and the Notes, except the provisions regarding Payment Restrictions set forth in Section 3.1. of the Agreement which shall be governed by, and construed in accordance with, the laws of the State of Missouri.

                      General American will furnish to any Noteholder upon written request and without charge a copy of the Agreement. Requests may be made to: General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101, Attention: Treasurer.

                                 ASSIGNMENT FORM

                      To assign this Note fill in the form below:

                      We assign and transfer this Note to

________________________________________________________________________________
(Insert assignee's social security or tax identification number)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



(Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________ agent to transfer this Note on the books of General American Life Insurance Company. The agent may substitute another to act for him.


Date:_______________             Your signature:_______________________________
                                                     (Sign exactly as your
                                                     name appears on the other
                                                     side of this Note)
          Signature Guaranteed:

                    EXHIBIT B - FORM OF NOTE IN GLOBAL FORM

                                      (Face of Note)

           CUSIP No. 368770 AAl                                    $____________


                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                          7 5/8% Surplus Note due 2024

                      GENERAL AMERICAN LIFE INSURANCE COMPANY, a mutual life insurance corporation organized under the laws of the State of Missouri, promises to pay to Cede & Co., or registered assigns, the principal sum of $___________ on the first business day on or after _____________, on which the Payment Restrictions (as defined on the reverse hereof) are satisfied.

                       Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                      IN WITNESS WHEREOF, GENERAL AMERICAN LIFE INSURANCE COMPANY has caused this Note to be signed by its duly authorized officers and its corporate seal to be affixed hereto or imprinted hereon.

                                      GENERAL AMERICAN LIFE
                                        INSURANCE COMPANY

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      By:_______________________________________
                                         Name:
                                         Title:

          Dated:__________________

                         Certificate of Authentication:

                      This is one of the Notes of a series issued under the within-mentioned Fiscal Agency Agreement

          Dated:__________________       THE BANK OF NEW YORK,
                                             as Fiscal Agent

                                         By_____________________________________
                                                  Authorized Signatory

                                (Reverse of Note)

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                          7 5/8% Surplus Note due 2024

                       Unless and until it is exchanged in whole or in part for Note Certificates, this Note may not be transferred except as a whole
          (i) by the Depository to a nominee of the Depository, (ii) by a nominee of the Depository to the Depository or another nominee of the Depository or (iii) by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company, 55 Water Street, New York, New York ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                      THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A
                TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT", AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME, "RULE 144A").

                      THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF
                GENERAL AMERICAN LIFE INSURANCE COMPANY THAT (A) THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) BY THE INITIAL INVESTOR (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A, IN A TRANSACTION IN ACCORDANCE WITH RULE 144A, (II) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S (OR ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE SECURITIES ACT OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (OR

                ANY SUCCESSOR PROVISION THERETO, AND AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME) UNDER THE SECURITIES ACT (IF AVAILABLE) OR
                (2) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (1) ABOVE AND, IN ADDITION, IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 TO AN INSTITUTIONAL ACCREDITED INVESTOR, AS DEFINED IN RULE 501(a)
                (1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND (B) THAT THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESTRICTIONS REFEREED TO IN (A) ABOVE.

     1. Interest. GENERAL AMERICAN LIFE INSURANCE COMPANY ("General American"), a mutual life insurance corporation organized under the laws of the State of Missouri, promises to pay interest on the principal amount of this Note at the rate of 7 5/8% per annum. General American will pay interest semi-annually on January 15 and July 15 of each year, commencing July 15, 1994 (or if later, in each case, on the first day following such date on which the Payment Restrictions are satisfied) to holders of Notes at the close of business on the relevant record dates specified in paragraph 2 below. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 24, 1994. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. General American will pay interest on the Notes to the persons who are registered holders of Notes at the close of business on the January 1 or July 1 next preceding the Interest Payment Date (including Notes that are cancelled after the record date and on or before the Interest Payment Date). Holders must surrender Notes to a Paying Agent to collect payments of principal. General American will pay interest and principal in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, General American may pay interest and principal by check payable in such money. It may mail an interest check to a Holder's registered address. Payments of interest on or principal of the Notes may be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Notes, by wire transfer to an account maintained by the registered owner with a bank. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest on the amount payable on such payment date shall accrue for the intervening period.

     3. Paying Agent; Registrar. Initially, The Bank of New York (the "Fiscal Agent") will act as Paying Agent and Registrar. General American may change any Paying Agent, Registrar or co-registrar by giving notice to the Fiscal Agent. General American may act as Paying Agent, Registrar or co-registrar.

     4. Agreement. General American issued this Note as one of a duly authorized issue of Notes of General American designated as its 7 5/8% Surplus Notes due 2024 (the "Notes") under a Fiscal Agency Agreement, dated as of January 24, 1994 (the "Agreement"), between General American and the Fiscal Agent. The terms of the Notes include those stated in the Agreement. The Notes are subject to all such terms, and Noteholders are referred to the Agreement for a statement of such terms. Unless the context otherwise requires, terms used herein that are defined in the Agreement shall have the respective meanings assigned thereto in the Agreement.

     5. Payment Restrictions. (a) Except as set forth in Section 8.2(3) of the Agreement relating to the rehabilitation, liquidation, reorganization, conservation or dissolution of General American, each payment of interest on or principal of the Notes may be made only (i) with the approval of the Missouri Director, which approval will be granted only when the Missouri Director is satisfied that the financial condition of the Company warrants such payment, and
(ii) only out of Unassigned Funds (Surplus), the Special Surplus Account and the Debt Service Account. Interest will continue to accrue on any such unpaid principal through the actual date of payment at the Stated Rate. Interest will not, however, accrue on interest with respect to which the Scheduled Interest Payment Date has been delayed following the Interest Payment Date. If the Missouri Director approves a payment of interest on or principal of the Notes in an amount that is less than the full amount of interest on or principal of the Notes then scheduled to be paid in respect of the Notes, payment of such partial amount shall be made pro rata among Noteholders as their interests may appear.

              (b) Subject to Section 2.5(d) of the Agreement, any payment of interest on or principal of any Note which is not punctually paid or duly provided for on the relevant Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the registered owner of such Note on the relevant Record Date, and such Unpaid Amount, together with accrued interest thereon (if any) to the extent provided in Section 2.5(d) of the Agreement, will instead be payable to the registered owner of such Note on a subsequent special record date. The Company shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Company shall mail to each Holder of the Notes and the Fiscal Agent a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Paying Agent shall pay the amount of interest or principal to be so paid to each Holder of the Notes in the manner set forth in Section 2.5(a) of the Agreement.

              6. ERISA Restrictions. No employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the prohibited transaction provisions of the Code, as to which General American is a party in interest or a disqualified person (each a "Plan"), and no Person acting on behalf of a Plan, may acquire this Note, unless the acquisition of the Note is exempt under one or more of Prohibited Transaction Exemptions 84-14, 90-1 or 91-38 (or any amendment thereof) or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code. The purchase by any Person of this Note constitutes a representation by such Person to General American and the Fiscal Agent that such Person either (i) is not a Plan or (ii) is a Plan, but may acquire such Note under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code.

              7. Subordination. The Notes are subordinated to Policy Claims, Indebtedness and Prior Claims, in each case as defined in the Agreement. To the extent provided in the Agreement, Policy Claims, Indebtedness and Prior Claims must be paid in full before the Notes may be paid. General American agrees, and each Noteholder by accepting a Note agrees, to the subordination provisions contained in the Agreement and authorizes the Fiscal Agent to give effect to such provisions, and each Noteholder appoints the Fiscal Agent its attorney-in-fact for any and all such purposes.

              8. Denomination, Transfer, Exchange. This global security represents such of the outstanding Notes as shall be specified herein or endorsed herein in accordance with the Agreement. The aggregate amount of outstanding Notes represented hereby may from time to time be reduced or increased to reflect exchanges. The Note Certificates are in registered form without coupons in minimum denominations of $250,000 and whole multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Agreement. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Agreement.

              9. Persons Deemed Owners. The Holder of a Note may be treated as its owner for all purposes.

              10. Amendment, Supplement, Waiver. Subject to certain exceptions set forth in Section 10.2 of the Agreement, the Agreement or the Notes may be amended or supplemented, with the consent of General American and the Holders of a majority in aggregate principal amount of the Notes, and any existing default may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the Notes. Without the consent of any Noteholder, the Agreement or the Notes may be amended, inter alia, to cure any ambiguity or correct any defective provision, to evidence the succession of another entity to General American and provide for assumption of General American's covenants and obligations under the Agreement and the Notes or to make any change that the Fiscal Agent and General American determine is necessary or desirable and which shall not materially adversely affect the rights of any Noteholder all as set forth in Section 10.1 of the Agreement.

              11. Fiscal Agent Dealings With General American. The Fiscal Agent under the Agreement, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for General American and may otherwise deal with General American as if it were not Fiscal Agent.

                        12. No Recourse Against Others. A director, officer, employee or member, as such, of General American shall not have any liability for any obligations of General American under the Notes or the Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                       13. Authentication. This Note shall not be valid until authenticated by the manual signature of the Fiscal Agent or an Authenticating Agent on the face hereof.

                       14. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                        15. Governing Law. The laws of the State of New York shall govern the Agreement and the Notes, except the provisions regarding Payment Restrictions set forth in Section 3.1 of the Agreement which shall be governed by, and construed in accordance with, the laws of the State of Missouri.

                      General American will furnish to any Noteholder upon written request and without charge a copy of the Agreement. Requests may be made to: General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101, Attention: Treasurer.

                                 ASSIGNMENT FORM

                      To assign this Note fill in the form below;

                      We assign and transfer this note to

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


(Print or type assignee's name, address and zip code)

an irrevocably appoint__________________________________________________________
agent to transfer this Note on the books of General American Life Insurance Company. The agent may substitute another to act for him.


Date:__________________           Your signature:______________________________
                                                             (Sign exactly as
                                                             your name appears
                                                             on the other side
                                                             of this Note)
          Signature Guaranteed:

                  SCHEDULE OF EXCHANGES FOR NOTE CERTIFICATES

                The following exchanges of a part of this Note in global form for Note Certificates or of Note Certificates for a part of this Note in global form have been made:

                                                  Principal
                                                  Amount of
            Amount of            Amount of        this Note        Signature of
            decrease in          Principal        in global        authorized
            Principal Amount     Amount of        form following   officer of
Date of     of this Note         this Note        such decrease    Fiscal Agent
Exchange    in global form       in global form   (or increase)    or Custodian
--------    --------------       --------------   -------------    ------------

                  EXHIBIT C - CERTIFICATE TO BE DELIVERED UPON
                 EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES

     Re:   7 5/8% Surplus Note due 2024 of General American Life Insurance
     Company.

                This Certificate relates to $________________ principal amount of Notes held in * __ book-entry or *__ certificated form by -_____________ (the "Transferor").

     The Transferor*:

                [_] has requested the Registrar and the Fiscal Agent by written order to deliver in exchange for its beneficial interest in Notes in global form held by the Depository a Note Certificate or Note Certificates of authorized denominations and in an aggregate principal amount equal to its beneficial interest in such Notes in global form (or the portion thereof indicated above); or

                [_] has requested the Registrar and the Fiscal Agent by written order to cause it, in exchange for its surrendering a Note Certificate or Note Certificates for cancellation, to be recorded as the owner of a beneficial interest in Notes in global form of an authorized denomination and an aggregate principal amount equal to its aggregate interest in such Note Certificate or Note Certificates (or the portion thereof indicated above); or

                [_] has requested the Registrar and the Fiscal Agent by written order to exchange or register the transfer of a Note or Notes.

                In connection with such request and in respect of each such Note, the Transferor does hereby certify to General American Life Insurance Company and the Registrar as follows:*

                [_] Such Note is owned by the Transferor and is being exchanged without transfer; or

                [_] Such Note is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A; or

                [_] Such Note is being transferred in accordance with Rule 144(k) under the Securities Act; or

                [_] Such Note is being transferred in accordance with Regulation S under the Securities Act; or

                [_] Such Note is being transferred pursuant to another available exemption from registration under the Securities Act.

                                 [INSERT NAME OF TRANSFEROR]


                                 By:____________________________________________


     Date:_____________________

    * Check applicable box.


                                       2